                                                                    EXHIBIT 10.5


                      FOURTH MODIFICATION OF SECOND AMENDED
                           AND RESTATED LOAN AGREEMENT


         This Fourth Modification of Second Amended and Restated Loan Agreement ("Fourth Modification") is made and entered into the 17th day of February, 2000, by and among BANK OF AMERICA, N.A., successor to NATIONSBANK, N.A., a national banking association ("Bank") and SCB COMPUTER TECHNOLOGY, INC., a Tennessee corporation, DELTA SOFTWARE SYSTEMS, INC., a Tennessee corporation, TECHNOLOGY MANAGEMENT RESOURCES, INC., F/K/A TMR ACQUISITION, INC., a Tennessee corporation, PARTNERS CAPITAL GROUP, a California corporation, PARTNERS RESOURCES, INC., an Arizona corporation, SCB COMPUTER TECHNOLOGY OF ALABAMA, INC. and PROVEN TECHNOLOGY, INC., a Tennessee corporation ("collectively Borrower") and.

                                 R E C I T A L S

         A. Borrower has previously obtained from Bank a revolving term loan facility (the "Revolving Loan") in the principal amount of $30,000,000 and a term loan facility (the "Term Loan") in the principal amount of $15,000,000 and a short-term loan (the "Short-Term Loan") in the principal amount of $7,000,000.

         B. The terms and conditions of the Revolving Loan and the Term Loan are set forth in that certain Second Amended and Restated Loan Agreement dated July 31, 1998, as modified by that certain First Modification of Second Amended and Restated Loan Agreement dated September 15, 1998, and that certain Second Modification of Second Amended and Restated Loan Agreement dated May 20, 1999 and by that certain Third Modification of Second Amended and Restated Loan Agreement dated June 21, 1999 (hereinafter as hereafter modified or amended collectively referred to as the "Agreement").

         C. Borrower has asked Bank to modify certain provisions in the Agreement pursuant to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the intending to be legally bound hereby, Bank and Borrower agree as follows:

         1. Capitalized terms not defined herein shall have the meaning contained in the Agreement.

         2. Section 1.D of the Agreement is amended to provide that Borrower's address will change to 3800 Forest Hill Irene Road, Suite 100, Memphis, Tennessee 38125 on March 1, 2000.

         3. Section 3.I of the Agreement is amended to provide that Borrower's address will change to 3800 Forest Hill Irene Road, Suite 100, Memphis, Tennessee 38125 on March 1, 2000.

         4. Section 4.A.i of the Agreement is deleted in its entirety and in lieu thereof shall read as follows:

         "(i) Maintain a ratio of Funded Debt to EBITDA of less than 2.5 to 1.0 as of the quarter ending October 31, 1999; 3.75 to 1.0 as of the quarter ending January 31, 2000 and as of the month ending February 29, 2000; and 3.25 to 1.0 as of the end of each month thereafter beginning with March 31, 2000. This will be measured quarterly through the quarter ending January 31, 2000 and monthly commencing with the month ending February 29, 2000."

         5. Section 4.B.ii of the Agreement is amended by changing the submission of financial statements and compliance certificate from quarterly to monthly and from 45 days after the close of the quarter to ten days after the end of the month.

         6. Section 4.B.iv is amended by renumbering it as 4.B.v and inserting a new subsection iv which shall read as follows:

         "(iv) Furnish to Bank a monthly aging of the Accounts Receivable of each Borrower which report shall be provided to Bank by the 10th day of the following month. By March 1, 2000, Borrower shall furnish to Bank an acceptable plan showing how Borrower will be able to furnish to Bank a weekly aging of the Accounts Receivable of each Borrower for the period from Saturday through Friday, which report shall be provided to Bank by Wednesday of the following week. (Such weekly report will show aging of billed Accounts Receivable from prior month end and will not show unbilled work-in-process and will not serve as a basis for a borrowing base calculation.) "

         7. Section 4 is amended by adding a new subparagraph K which shall read as follows:

                  "K. COLLATERAL LOCKBOX ACCOUNT. As soon as possible following the execution of the Fourth Modification, Borrower shall establish a Collateral Lockbox Account acceptable to Bank for Accounts Receivable collections."

         8. Section 4 is amended by adding a new subparagraph L which shall read as follows:

                  "L. MANAGEMENT PLAN. On or before March 1, 2000, Borrower shall provide information to Bank to allow Bank to assess its collateral position and shall provide to Bank a management plan including discussions of expense reductions and asset sales."

         9. Section 5.A. of the Agreement is hereby deleted in its entirety and in lieu thereof shall read as follows:

                  "A. CAPITAL EXPENDITURES. Make Capital Expenditures during the fiscal year ending April 30, 2000 exceeding in the aggregate $6,000,000 and during any other four quarter period on a trailing four quarter basis exceeding in the aggregate a number which is equal to 25% of the Net Income from such four quarter period;

         provided, for the quarter ending 7/31/00 and the six-month period ending 10/31/00, capital expenditures for each such period may not exceed 25% of the Net Income for such period. Expenditures for computer equipment which Borrower then leases to a third party under a true or capital lease shall be excluded from capital expenditures but shall be subject to the restriction on computer equipment expenditures contained in Section 5.B. below."

         10. Section 5.C. of the Agreement is deleted in its entirety and in lieu thereof shall read as follows:

                  "C. LEASE EXPENDITURES. Incur new obligations for the operating lease or hire of real or personal property requiring payments in any fiscal year in excess of an aggregate of $500,000 provided, however, that for the fiscal year ending April 30, 2000, the aggregate shall be $600,000.

         11. Section 5.G. of the Agreement is amended by adding the following clause to the end thereof: "provided, however, this shall not apply to the $5,000,000 loan from State Bank and the $1,148,000 lease guaranty for International Gaming; further provided, however, that the guaranty liability related to International Gaming shall be included in the Funded Debt to EBITDA ratio."

         12. Section 6.B. of the Agreement is modified by adding the following clause to the beginning thereof: "Subject to a 15 day cure period, ..."

         13. Section 8 of the Agreement is amended to provide that copies of any notices to Borrower will also be provided to Baker, Donelson, Bearman & Caldwell, 20th Floor, First Tennessee Building, 165 Madison, Memphis, Tennessee 38103, Attention: Robert C. Liddon, and copies of any notices to the Bank will also be provided to Neal & Harwell, PLC, 2000 First Union Tower, 150 Fourth Avenue, North, Nashville, Tennessee 37219, Attention: James R. Kelley.

         14. Section 1.S. of the Agreement is amended by adding the following clause to the end thereof: "; and each Security Agreement executed by each Borrower on February 17, 2000."

         15. Section 2 of the Agreement is hereby amended to add the following paragraph:

                  "D. COLLATERAL. The Notes and all obligations of Borrower to Bank shall be secured by the Collateral described in the Security Agreement.

         16. Upon execution of this Fourth Modification, Borrower shall pay to Bank a modification fee of one-quarter of one percent of the committed loan facilities as of October 31, 1999, an interest adjustment fee of one-quarter of one percent on the committed loan facilities as of October 31, 1999 (both of which one-quarter percent fees will be credited against fees payable on any restructure signed before April 15, 2000) and the $52,500 extension fee payable by Borrower when the Third Modification was executed. Borrower shall pay all costs incidental to this Fourth Modification, including, but not limited to, the fees and expenses of Lender's counsel and filing fees and taxes.

         17. Borrower warrants and represents that (a) the Loan Documents are valid, binding and enforceable against the Borrower according to their terms; (b) all warranties and representations made by Borrower in the Loan Documents are hereby again warranted and represented to be true as of the date hereof, except with regard to matters expressed only as of a specific time or which have been supplemented or superseded by disclosures to Lender in writing and (c) no default presently exists under the Loan Documents. Borrower further acknowledges that Borrower's obligations evidenced by the Loan Documents are not subject to any counterclaim, defense or right of set-off and Borrower does hereby release Lender from any claim, known or unknown, that Borrower may have against Lender as of the execution of this Fourth Modification.

         18. As amended hereby, the Agreement remains in full effect, and all agreements among the parties with respect to the subject hereof are represented fully in this Fourth Modification and the other written documents among the parties. The provisions of the Loan Agreement regarding the arbitration of disputes and other general matters also govern this Fourth Modification. The validity, construction and enforcement hereof shall be determined according to the substantive laws of the State of Tennessee.

         IN WITNESS WHEREOF, the parties have executed this Fourth Modification to be effective the day and year first above written.

BANK OF AMERICA, N.A., SUCCESSOR TO          PARTNERS CAPITAL GROUP
NATIONSBANK, N.A.

By:  /s/ Sheri K. Hollis                     By:  /s/ Ben C. Bryant, Jr.
    -----------------------------------          -------------------------------
Its: Vice President                          Its: Director
    -----------------------------------          -------------------------------

                                             By:  /s/ Gordon Bateman
                                                 -------------------------------
                                             Its: Secretary
                                                 -------------------------------

SCB COMPUTER TECHNOLOGY, INC.                PARTNERS RESOURCES, INC.

By:  /s/ Ben C. Bryant, Jr.                  By:  /s/ Ben C. Bryant, Jr.
    -----------------------------------          -------------------------------
Its: President                               Its: Director
    -----------------------------------          -------------------------------

By:  /s/ Gordon Bateman                      By:  /s/ Gordon Bateman
    -----------------------------------          -------------------------------
Its: Secretary                               Its: Secretary
    -----------------------------------          -------------------------------

DELTA SOFTWARE SYSTEMS, INC.                 PROVEN TECHNOLOGY, INC.

By:  /s/ Ben C. Bryant, Jr.                  By:  /s/ Ben C. Bryant, Jr.
    -----------------------------------          -------------------------------
Its: President                               Its: President
    -----------------------------------          -------------------------------

By:  /s/ Gordon Bateman                      By:   /s/ Gordon Bateman
    -----------------------------------          -------------------------------
Its: Secretary                               Its: Secretary
    -----------------------------------          -------------------------------

TECHNOLOGY MANAGEMENT                        SCB COMPUTER TECHNOLOGY OF
RESOURCES, INC.                              ALABAMA, INC.
F/K/A TMR ACQUISITION, INC.

By:  /s/ Ben C. Bryant, Jr.                  By: /s/ Ben C. Bryant, Jr.
    -----------------------------------          -------------------------------
Its: President                               Its: President
    -----------------------------------          -------------------------------

By:  /s/ Gordon Bateman                      By: /s/ Gordon Bateman
    -----------------------------------          -------------------------------
Its: Secretary                               Its: Secretary
    -----------------------------------          -------------------------------